EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Wenjian Liu, Chief Executive Officer and Chief Financial Officer of Zhong Ya International Limited (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, that, to the best of my knowledge:

1.the Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2019 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Zhong Ya International Limited
Date: August 14, 2019
	By:	/s/ Wenjian Liu
	Name:	Wenjian Liu
	Title:	Chief Executive Officer and Chief Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.